                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                VERITAS DGC INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  VERITAS LOGO

                                VERITAS DGC INC.
                                3701 KIRBY DRIVE
                              HOUSTON, TEXAS 77098

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 9, 1997
                             ---------------------

     Notice is hereby given that the annual meeting of the holders of common stock of Veritas DGC Inc. (the "Company") and the holders of exchangeable shares of Veritas Energy Services Inc., a wholly-owned subsidiary of the Company ("VES"), which holders are collectively referred to herein as "stockholders," will be held at the offices of the Company, 3701 Kirby Drive, Houston, Texas 77098, on December 9, 1997, at 10:00 a.m., Houston time, for the following purposes:

        1. To elect a board of ten directors to serve until the next annual meeting of stockholders or until their successors are elected to qualify;

        2. To consider and act upon a proposal to adopt a 1997 Employee Stock Purchase Plan;

        3. To consider and act upon the proposed amendment to the Company's Amended and Restated 1992 Employee Nonqualified Stock Option Plan; and

        4. To consider and act upon such other business as may properly be presented to the meeting.

     A record of stockholders has been taken as of the close of business on October 27, 1997, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting. A stockholders' list will be available commencing November 25, 1997, and may be inspected during normal business hours prior to the annual meeting at the offices of the Company, 3701 Kirby Drive, Houston, Texas 77098.

     If you do not expect to be present at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope which has been provided for your convenience. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

                                           By Order of the Board of Directors,
                                            /s/ ALLAN C. POGACH
                                                Allan C. Pogach,
                                                    Secretary

November 10, 1997

                                VERITAS DGC INC.
                                3701 KIRBY DRIVE
                              HOUSTON, TEXAS 77098

                                PROXY STATEMENT

     This proxy statement is being mailed to stockholders commencing on or about November 10, 1997, in connection with the solicitation by the board of directors of Veritas DGC Inc. (the "Company") of proxies to be voted at the annual meeting of stockholders to be held in Houston, Texas, on December 9, 1997, and at any adjournment thereof, for the purposes set forth in the accompanying notice.

     Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for the election of the nominees named herein to the board of directors, for adoption of the 1997 Employee Stock Purchase Plan (the "Stock Plan") and for adoption of the amendment to the Amended and Restated 1992 Employee Nonqualified Stock Option Plan (the "Option Plan"). Abstentions and broker non-votes (i.e., proxies marked to indicate that the shares are not being voted) will be treated as present for purposes of determining whether a quorum is present. Abstentions will have the same legal effect as votes against a proposal and broker non-votes will be disregarded. Based upon New York Stock Exchange rules, the Company believes that brokerage firms may not vote on behalf of their clients if instructions are not furnished by such clients regarding the adoption of the Stock Plan and amendment of the Option Plan. A stockholder may revoke a proxy by (i) delivering to the Company written notice of revocation, (ii) delivering to the Company a signed proxy of a later date, or (iii) appearing at the meeting and voting in person. Votes will be tabulated and the results will be certified by election inspectors who are required to resolve impartially any interpretive questions as the conduct of the vote.

     As of October 27, 1997, the record date for the determination of stockholders entitled to vote at the meeting, there were outstanding and entitled to vote 20,090,937 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and 2,367,071 VES exchangeable shares (collectively, the "Shares"). The Shares vote together as a single class, and each Share entitles the holder to one vote, on all matters presented at the meeting. Holders of a majority of the outstanding Shares must be present, in person or by proxy, to constitute a quorum for the transaction of business.

                             ELECTION OF DIRECTORS

GENERAL

     At the meeting, ten nominees are to be elected, each director to hold office until the next annual meeting of stockholders or until his successor is elected and qualifies. The persons named in the accompanying proxy have been designated by the board of directors, except as otherwise indicated, and unless authority is withheld, they intend to vote for the election of the nominees named below to the board of directors. With the exception of Mr. Gibbs, all of the nominees previously have been elected directors by the stockholders. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the board may be reduced accordingly; however, the board of directors is not aware of any circumstances likely to render any nominee unavailable.

NOMINEES

     Certain information concerning the nominees is set forth below:

                                                                                            SHARES
                                                                                      BENEFICIALLY OWNED
                                                                                      OCTOBER 31, 1997(1)
                                        PRINCIPAL POSITION                 DIRECTOR   -------------------
             NAME                        WITH THE COMPANY            AGE    SINCE     NUMBER(2)   PERCENT
             ----                       ------------------           ---   --------   ---------   -------
Clayton P. Cormier(3).........  Director                             65      1991        10,004        *
Ralph M. Eeson(3)(4)(5).......  Director                             49      1996         6,220        *
Lawrence C. Fichtner(4).......  Director and executive vice
                                  president                          52      1996       184,659        *
James R. Gibbs................  Director nominee                     53        --            --       --
Steven J. Gilbert(6)..........  Director                             50      1991        64,185(7)     *
Stephen J. Ludlow.............  Director, president and chief
                                  operating officer                  47      1994        42,667        *
Brian F. MacNeill(4)(5)(6)....  Director                             58      1996        14,743        *
David B. Robson(4)............  Chairman of the board and chief
                                  executive officer                  58      1996     1,471,263     6.53%
Douglas B. Thompson(5)(6).....  Director                             48      1991       192,059(8)     *
Jack C. Threet(6).............  Director                             69      1991        13,332        *

---------------

 *  Does not exceed one percent

(1) Each person has sole voting and investment power with respect to the shares listed and is a United States citizen, except as otherwise specified.

(2) Includes shares of Common Stock which the named individual has the right to acquire upon exercise of currently exercisable stock options, as follows:
    Mr. Cormier -- 6,666; Mr. Fichtner -- 52,903; Mr. Ludlow -- 42,667; Mr.
    MacNeill -- 8,667; Mr. Robson -- 66,537; Mr. Thompson -- 13,332; and Mr. Threet -- 6,666.

(3) Member, audit committee of the board.

(4) Canadian citizen.

(5) Member, nominating committee of the board.

(6) Member, compensation committee of the board.

(7) Includes 62,748 shares of Common Stock held by Quantum Partners LDC ("Quantum") which may be deemed beneficially owned by Mr. Gilbert by virtue of an investment advisory contract between Mr. Gilbert and Quantum. Mr. Gilbert disclaims beneficial ownership as to these shares.

(8) Includes 130,085 shares of Common Stock and warrants to purchase 42,000 shares of common stock held by entities affiliated with Jupiter and Associates ("Jupiter"). Mr. Thompson, by virtue of his affiliation with Jupiter, may be deemed to beneficially own such shares, but disclaims any beneficial ownership.

     Clayton P. Cormier is currently a financial and insurance consultant. From 1986 to 1991, Mr. Cormier was a senior vice president in the oil and gas division of Johnson & Higgins, an insurance broker, and previously served as chairman of the board, president, and chief executive officer of Ancon Insurance Company, S.A. and as an assistant treasurer of Exxon.

     Ralph M. Eeson has been co-owner and chairman of the board of Kids Only Clothing Club Inc., a manufacturer and direct seller of children's clothing, since 1991. From 1977 to 1991, he was a senior partner at Code Hunter, Barristers and Solicitors, Calgary. He remains counsel to Code Hunter.

     Lawrence C. Fichtner became executive vice president -- corporate communications of the Company in August 1996, upon consummation of the business combination between the Company and VES (the "Combination"). Prior thereto, he had been executive vice president of VES or its predecessors since 1978. During the ten years prior to joining VES, he held various positions as a geophysicist with Geophysical Services Inc., Texaco Exploration Ltd., and Bow Valley Exploration Ltd.

     James R. Gibbs has been president and chief executive officer of Wainoco Oil Corporation ("Wainoco"), since 1992 and has been employed by Wainoco for over fifteen years. Wainoco is a wholesale refining company that operates in the Rocky Mountains of the United States. Mr. Gibbs is a director of Smith International and is an advisory director of Frost Bank -- Houston.

     Steven J. Gilbert is chairman of Gilbert Global Equity Partners, L.P. From 1992 to 1997 he was managing general partner of Soros Capital L.P., the principal venture capital and leveraged transaction entity of Quantum Group of Funds and was a principal advisor to Quantum Industrial Holdings Ltd. He has also been the managing director of Commonwealth Capital Partners, L.P., a private equity investment fund. From 1984 to 1988, Mr. Gilbert was the managing general partner of Chemical Venture Partners, which he founded. Mr. Gilbert is a director of Katz Media Group, Inc., NFO Worldwide, Inc., The Asian Infrastructure Fund, Peregrine Indonesia Fund, Inc., Terra Nova (Bermuda) Holdings Ltd., GTS -- Duratek, Inc., Sydney Harbour Casino Holdings, Ltd. and UroMed Corporation.

     Stephen J. Ludlow became president and chief operating officer of the Company in August 1996, upon consummation of the Combination. He has been employed by the Company for 24 years and served as president and chief executive officer of the Company from 1994 to 1996. Prior to 1994, he served as executive vice president of the Company for four years following eight years of service in a variety of progressively more responsible management positions, including several years of service as the executive responsible for operations in Europe, Africa and the Middle East.

     Brian F. MacNeill has been president and chief executive officer of IPL Energy Inc., a crude oil and liquids transportation and natural gas distribution company, formerly Interprovincial Pipe Line, Inc. ("IPL"), since 1991. He was executive vice president and chief operating officer of IPL from 1990 to 1991 and previously served as chief financial officer of Interhome Energy, Inc. and Home Oil Company Limited and as vice president and treasurer of Hiram Walker Resources Ltd.

     David B. Robson has been chairman of the board and chief executive officer of the Company since consummation of the Combination on August 30, 1996. Prior thereto, he had held similar positions with VES or its predecessors since 1974.

     Douglas B. Thompson served as chairman of the board of the Company from May 1994 until consummation of the Combination in August 1996. He is a private investor and also served as chairman of the board of Welltech, Inc., a privately held workover drilling company, until its sale in March 1996.

     Jack C. Threet was formerly vice president of Shell Oil Company. Prior to his retirement from Shell Oil Company in 1987, Mr. Threet was also a member of the boards of directors of several affiliates of Shell Oil Company.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

     During fiscal 1997, the board of directors convened on seven regularly and specially scheduled occasions, and committees of the board held meetings as follows: audit committee -- four meetings; compensation committee -- four meetings; and nominating committee -- none. For information concerning the audit committee, see "Other Information -- Auditors." The compensation committee administers the Company's compensation plans and recommends officers' compensation to the board for approval. The nominating committee recommends to the board of directors the nominees for election to the board of directors at each annual meeting; stockholders who may wish to suggest individuals for possible future consideration for board positions should direct recommendations to the nominating committee of the board of directors at the Company's principal offices. Each director attended at least 75% of the meetings held during the year by the board and each committee on which he served.

     Each director who is not otherwise compensated by the Company is paid an annual fee of $15,000 plus travel expenses, if any, and a fee of $1,500 per board meeting and committee meeting attended. The Company maintains a stock option plan for non-employee directors (the "Director Plan") providing for stock options to be granted to each non-employee director of the Company. Under the Director Plan, each eligible director was granted an option to purchase 10,000 shares of the Company's Common Stock ("Option") on March 11, 1997, and thereafter will be granted an Option on the date of the first meeting of the board in each odd numbered year (the "Date of Grant"). In the case of a director who is initially elected or appointed to the board between Dates of Grant, the board may in its discretion grant an option to such director for a number of shares of Common Stock not to exceed 10,000. The exercise price for each option granted is the closing sale price of a share of Common Stock on the date of grant. Each option will be exercisable on a cumulative basis as to 25% of the shares of Common Stock covered by such option after the first through fourth anniversaries of the date of grant. All options expire ten years after their date of grant.

     In early fiscal 1997, the Company paid Mr. Thompson $150,000 for consulting services provided in conjunction with the Combination.

APPROVAL

     The ten nominees for election as directors at the annual meeting who receive the greatest number of votes cast for election by the holders of Shares entitled to vote and present, in person or by proxy, at the annual meeting shall be the duly elected directors of the Company. The board of directors recommends a vote FOR all ten nominees to the Company's board of directors.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

DESCRIPTION OF STOCK PLAN

     Background. On September 9, 1997, the board of directors adopted the Stock Plan, subject to approval by the Company's stockholders. The Stock Plan became effective November 1, 1997. In the event stockholder approval is not obtained, the Stock Plan will be terminated.

     The purpose of the Stock Plan is to provide an incentive for employees of the Company to acquire or increase their proprietary interests in the Company through the purchase of shares of Common Stock of the Company. The Stock Plan is designed to achieve such purposes by allowing eligible employees to acquire shares of the Common Stock at a discount from the market price of the Common Stock, through payroll deductions under the terms set forth in the Stock Plan.

     Unless the context otherwise requires, references to the Company herein include reference to the Company's majority-owned subsidiaries. Employees of the Company eligible to participate in the Plan are referred to herein as "Eligible Employees" and Eligible Employees who elect to participate in the Plan are referred to herein as "Participants."

     Number of Shares. The shares of the Company's Common Stock subject to the Stock Plan consist of 500,000 authorized but unissued shares of Common Stock, previously issued shares of Common Stock reacquired and held by the Company, or shares of Common Stock bought in the market or any combination thereof. The number of shares of Common Stock subject to the Stock Plan will be adjusted appropriately in the event of any stock dividend, stock split, stock exchange, combination, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off of assets, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing.

     Duration. Except with respect to options then outstanding, no further options shall be granted under the Stock Plan at the earlier of (i) October 31, 2007, or (ii) the point in time when no shares of Common Stock reserved for issuance are available. However, the board of directors shall retain authority to terminate the Stock Plan.

     Administration. The Stock Plan is administered by the compensation committee of the board of directors (the "Committee"). The Committee is appointed by the board of directors who may remove such members and appoint their successors. Members of the Committee are not eligible to participate in the Stock Plan. The current members of the Committee are Brian F. MacNeill -- Chairman, Jack C. Threet, Steven J. Gilbert, and Douglas B. Thompson. Messrs. MacNeill, Threet, Gilbert and Thompson each are members of the board of directors.

     Subject to the provisions of the Stock Plan, the Committee shall have authority to (a) interpret the Stock Plan and all options granted under the Stock Plan, (b) make such rules as it deems necessary for the proper administration of the Stock Plan, (c) make all other determinations necessary or advisable for the administration of the Stock Plan, and (d) correct any defect or supply any omission or reconcile any inconsistency in the Stock Plan or in any option granted under the Stock Plan in the manner and to the extent that the Committee deems advisable. The Committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of the Stock Plan to the employee benefits department of the Company or a third party engaged for such purpose ("Benefits Representative"). Upon the recommendation of management, the Committee has selected Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to act as Benefits Representative under a one-year contract which automatically renews for an additional year, unless terminated by 90 days prior written notice. The Committee may remove Merrill Lynch as Benefits Representative at any time during this contract upon 90 days prior written notice.

     Eligibility. Participation under the Stock Plan is voluntary. Any salaried or hourly employee of the Company who has reached the age of majority in the jurisdiction of his legal residency, except those described below, is eligible to participate in the Stock Plan after having been in the continuous employ of the Company for at least six consecutive months. Ineligible employees are employees who own stock, and/or hold outstanding options to purchase stock, representing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

     Enrollment. An employee shall be eligible to participate in the Stock Plan as of the later of November 1, 1997 or the first day of the fiscal quarter following such employee's satisfaction of the eligibility requirements (the "Entry Date"). The fiscal quarters begin on the first day of November, February, May and August of each year. At least 10 days prior to the first Entry Date as of which an employee is eligible to participate in the Stock Plan, the employee shall execute and deliver to the Benefits Representative, on the form prescribed for such purpose, an authorization for payroll deductions which specifies his chosen rate of payroll deduction contributions. Each Participant shall be required to open a stock brokerage account with Merrill Lynch, which has been engaged to administer the purchase of Common Stock under the Stock Plan.

     Participant Contributions. All shares of Common Stock purchased by a Participant pursuant to the Stock Plan are purchased with amounts withheld from the Participant's Base Pay. "Base Pay" means the Participant's regular straight-time earnings or base salary, excluding payments for overtime, shift differentials, incentive compensation, bonuses, and other special payments, fees, allowances or extraordinary compensation. In his payroll deduction authorization form, the Participant will elect to have deductions made from his Base Pay for each payroll period such authorization is in effect in whole percentages at the rate of not less than 1% nor more than 15% of his Base Pay. All payroll deductions made for a Participant will be credited to a non-interest bearing account maintained by the Company in the name of the Participating Employee ("Account"). A Participant may not make any separate cash payment into his Account. Each Participant will receive a statement quarterly from Merrill Lynch summarizing the transactions with respect to such Participant's Account during the Stock Plan year through the date of such statement.

     A Participant may increase, decrease, suspend, or resume payroll deductions under the Stock Plan by giving written notice to the Benefits Representative at such time and in such form as the Committee or Benefits Representative may prescribe from time to time. Such increase, decrease, suspension or resumption will be effective as of the first day of the payroll period as soon as administratively practicable after receipt of the Participant's written notice, but not earlier than the first day of the payroll period of the fiscal quarter next following receipt of such form. A Participant may completely discontinue payroll deductions at any time, effective as of the first day of the payroll period as soon as administratively practicable following receipt of a written discontinuance notice from the Participant. Following a discontinuance of contributions, a Participant cannot authorize any payroll contributions to his Account for the remainder of the fiscal quarter in which the discontinuance was effective.

     Granting of Option to Purchase Stock. For each fiscal quarter, a Participant will be deemed to have been granted an option to purchase, on the first day of the fiscal quarter, as many whole and fractional shares of Common Stock as may be purchased with the payroll deductions credited to his Account during the fiscal quarter. The "Option Price" of the Common Stock purchased with the amount credited to the Participant's Account during each fiscal quarter will be the lower of: (i) 85% of the closing sales price of the Common Stock on the New York Stock Exchange (the "Market Price") on the first business day of the fiscal quarter; or (ii) 85% of the Market Price of a share of Common Stock on the last business day of the fiscal quarter. No Participant will be permitted to purchase Common Stock (i) with a total Market Price (determined as of the last day of the fiscal quarter in which purchased) that exceeds $25,000 in any calendar year, or (ii) which results in such Participant owning Common Stock representing 5% or more of the combined voting power or value of all classes of stock of the Company.

     Exercise of Option. Unless a Participant has elected to withdraw his payroll deduction authorization, the Participant's option for the purchase of Common Stock will be deemed to have been exercised automatically on the last day of the fiscal quarter for the purchase of the number of whole and fractional shares of Common Stock which the accumulated payroll deductions in the Participant's Account will purchase, as determined by dividing the Account balance as of such date by the Option Price.

     Termination of Employment. If a Participant's termination of employment is due to retirement from employment on or after his attainment of age 65, death or disability, the Participant (or the Participant's personal representative or legal guardian in the event of disability, or the Participant's beneficiary, or the administrator of his will or executor of his estate in the event of death), will have the right to elect, within 30 days, either to (i) withdraw all of the cash and shares of Common Stock credited to the Participant's Account as of his termination date, or (ii) exercise the Participant's option for the purchase of Common Stock on the last day of the fiscal quarter (in which the termination of employment occurs) for the purchase of the number of shares of Common Stock which the cash balance credited to his Account as of the date of his termination of employment will purchase at the applicable Option Price. This election must be in writing to the Benefits Representative, at such time and in such manner as prescribed from time to time by the Committee or Benefits Representative. Failure to make such election within 30 days of the Participant's termination, shall be deemed to be an election to withdraw the Participant's Account balance as described in (i) above. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's Account as of his termination of employment date will be delivered to or on behalf of the Participant as soon as administratively practicable.

     Upon termination of a Participant's employment for any other reason other than retirement, death, or disability pursuant to the terms above, the participation of the Participant in the Stock Plan will immediately terminate. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's Account as of his termination of employment date will be delivered to the Participant as soon as administratively practicable.

     Transferability. No amounts credited to a Participant's Account, whether cash or Common Stock, nor any rights with regard to the exercise of an option or to receive Common Stock under the Stock Plan, may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be void and without effect.

     Withdrawal of Payroll Deduction Authorization. At any time during a fiscal quarter, but in no event later than 15 days (or such shorter period prescribed by the Committee or a Benefits Representative) prior to the last day of the fiscal quarter, a Participant may elect to abandon his election to purchase Common Stock under the Stock Plan. By written notice to the designated Benefits Representative on a form provided for such purpose, the Participant may thus elect to withdraw all of the accumulated cash balance in his Account being held for the purchase of Common Stock. Partial withdrawals will not be permitted. All such amounts will be paid to the Participant as soon as administratively practical after receipt of his notice of withdrawal. After receipt and acceptance of such withdrawal notice, no such further payroll deductions will be made from the Participant's Base Pay beginning as of the next payroll period during the fiscal quarter in which the withdrawal notice is received. The Committee, in its discretion, may determine that amounts otherwise withdrawable hereunder by Participants shall be offset by an amount that the Committee, in its discretion, determines to be reasonable to help defray the administrative costs of effecting the withdrawal. After a withdrawal, the Participant may resume payroll deductions as of the first day of a fiscal quarter following his delivery of a payroll deduction authorization to a Benefits Representative.

     Termination and Amendments. The board of directors shall have the authority to terminate or amend the Stock Plan; provided, however, that the board shall not, without the approval of the stockholders of the Company, (a) increase the maximum number of shares which may be issued under the Stock Plan, (b) amend the requirements as to the class of employees eligible to purchase Common Stock under the Stock Plan, or (c) permit the members of the Committee to purchase Common Stock under the Stock Plan. No termination, modification, or amendment of the Stock Plan shall adversely affect the rights of a Participant with respect to an option previously granted to him under such option without his written consent.

     Resale Restrictions. Common Stock acquired pursuant to the Stock Plan is not restricted and may be resold through normal securities market channels.

     United States Income Tax Consequences. The following is a brief summary of certain of the U.S. income tax consequences of certain transactions under the Stock Plan based on federal income tax laws in effect on October 15, 1997, as required by U.S. Federal Securities laws. This summary applies to the Stock Plan as normally operated and is not intended to provide or supplement tax advice to Eligible Employees. The summary contains general statements based on current federal income tax statutes, regulations and current available interpretations thereof and thus cannot encompass all factors which may affect the tax consequences to an individual Participant. Each Participant is advised to address specific inquiries to his personal tax advisor or the Company's local Stock Plan representative with respect to any tax questions that may arise in connection with the purchase of shares under the Stock Plan, including any state or foreign tax consequences and the effect, if any, of gift, estate, and inheritance taxes. The Stock Plan is not qualified under Section 401 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Stock Plan is intended to be a qualified employee stock purchase plan under Sections 421 and 423 of the Code. The discussion below only applies to Participants who are U.S. employees subject to U.S. income tax laws. Section references are to the Code unless otherwise noted.

     Recognition of Taxable Income. A Participant's payroll deductions to purchase Common Stock under the Stock Plan are made on an after-tax basis. Upon receipt of an option to purchase Common Stock under the Stock Plan, the Participant does not report any income, even though the Option Price is less than the Market Price of the Common Stock at the time; nor will the Participant recognize income on the exercise of the option and acquisition of the Common Stock at a subsequent date. Only on the sale or other disposition of the Common Stock will the Participant recognize taxable income.

     Sale or Disposition of Common Stock Two Years After Option Grant. Under
Section 421(a), as long as the disposition occurs two years or more after the date the option is granted to the Participant, and the Participant has held the Common Stock at least 12 months after exercising the option, a portion of any profit will be capital gain (see discussion of Section 423(c) below). Further, the Participant must be an employee continuously during the period from the granting of the option until three months before the option is exercised. Under
Section 421(c)(1)(A), upon the death of the Participant, the option may be exercised by the estate of the Participant or the person to whom it passes under the laws of descent and distribution to the same extent that it was exercisable by the Participant.

     Sale or Disposition of Common Stock Within Two Years After Option
Grant. Under Section 421(b), a disposition of Common Stock acquired under the Stock Plan during the two years following the option grant or the one year following exercise of the option removes the tax-favored status of the purchase. As a result of such a "disqualifying disposition," the Participant recognizes ordinary compensation income in the year of the disposition equal to the difference between the Market Price of the Common Stock on the date the option was exercised and the Option Price. Subject to Section 423(c), any additional appreciation is taxable to the Participant as capital gain.

     Option Price Discount -- Ordinary Compensation Income. Under Section 423(c), because options will be granted under the Stock Plan at an Option Price discounted from the Market Price, the Participant must include in his taxable income as ordinary compensation income at time of the sale or other taxable disposition of the Common Stock acquired under the Stock Plan, or upon the Participant's death while still holding the Common Stock, the lesser of:

          1. the amount, if any, by which the Market Price of the Common Stock when the option was granted exceeds the Option Price; or

          2. the amount, if any, by which the Common Stock's Market Price at the time of such disposition or death exceeds the Option Price.

     The tax basis of the Common Stock will be increased by the amount of the ordinary compensation income recognized in this respect. This applies regardless of whether the Participant has held the stock for the full two-year statutory holding period.

     Employer's Tax Deduction. The Company may not deduct the difference between the Market Price of the Common Stock and the Option Price unless there is a disqualifying disposition. If the Participant disposes of Common Stock acquired under the Stock Plan in a disqualifying disposition, i.e., a failure to meet the two-year statutory holding period requirement, the Company is entitled to a deduction in the year of the disposition equal to the ordinary compensation income recognized by the Participant.

APPROVAL

     Approval of the proposed Stock Plan requires the affirmative vote of the holders of a majority of the Shares represented in person or by proxy at the annual meeting. The board of directors recommends a vote FOR approval of the proposed Stock Plan.

                 PROPOSED APPROVAL OF AMENDMENT TO THE AMENDED
           AND RESTATED 1992 EMPLOYEE NONQUALIFIED STOCK OPTION PLAN

     The Option Plan was originally approved by the Company's stockholders in December 1992 and amended in December 1995. The Option Plan entitles officers and other key employees of the Company and its subsidiaries to receive nonqualified options to purchase up to an aggregate of 1,158,333 shares of Common Stock. Effective in March 1997, the board of directors approved an amendment to the Option Plan that would increase the aggregate number of shares of Common Stock which may be issued or covered by nonqualified options pursuant to the Option Plan. The board of directors adopted this amendment as a means to provide officers and other key employees with a continuing proprietary interest in the Company.

DESCRIPTION OF AMENDMENTS

     The proposed amendment would increase the number of shares of Common Stock which may be issued or covered by options pursuant to the Option Plan by 1,041,667. Of the 1,158,333 shares authorized for grant under the Employee Plan none remain available for grant as of October 31, 1997, and during fiscal 1997 options covering 523,254 shares of Common Stock were granted subject to stockholder approval. If the proposed amendment is approved, the aggregate number of shares of Common Stock which may be issued or covered by options pursuant to the Option Plan would be 2,200,000.

APPROVAL

     Approval of the proposed amendment to the Option Plan requires the affirmative vote of the holders of a majority of the Shares represented in person or by proxy at the annual meeting. The board of directors recommends a vote FOR approval of the proposed amendment to the Option Plan.

                               OTHER INFORMATION

CERTAIN STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Shares at October 31, 1997, by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Shares,
(ii) all directors and the director nominee of the Company, (iii) the chief executive officer and each of the other executive officers and (iv) all directors, director nominee and executive officers, as a group.

                       NAME OF PERSON                                         PERCENT
                  OR IDENTITY OF GROUP(1)                     NUMBER(2)(3)    OF CLASS
                  -----------------------                     ------------    --------
David B. Robson.............................................   1,471,263        6.53%
Clayton P. Cormier..........................................      10,004           *
Ralph M. Eeson..............................................       6,220           *
Lawrence C. Fichtner........................................     184,659           *
James R. Gibbs..............................................          --          --
Steven J. Gilbert...........................................      64,185           *
Stephen J. Ludlow...........................................      42,667           *
Brian F. MacNeill...........................................      14,743           *
Douglas B. Thompson.........................................     192,059           *
Jack C. Threet..............................................      13,332           *
Anthony Tripodo.............................................      10,000           *
Rene M.J. VandenBrand.......................................      18,000(4)        *
All directors, nominee and executive officers as a group (12
  persons named above)......................................   2,027,132        8.94%

---------------

 *  Does not exceed one percent.

(1) The address of all persons listed is 3701 Kirby Drive, Houston, Texas 77098, c/o the Company.

(2) Includes, in each case, shares of Common Stock underlying currently exercisable outstanding options and warrants (see footnotes 2 and 8 under the caption "Election of Directors").

(3) For information concerning shareholdings attributed to the named individuals, but as to which beneficial ownership is disclaimed, see footnotes 7 and 8 under the caption "Election of Directors."

(4) Represents shares of Common Stock which Mr. VandenBrand has the right to acquire upon the exercise of currently exercisable stock options.

EXECUTIVE OFFICER TENURE AND IDENTIFICATION

     The executive officers of the Company serve at the pleasure of the board of directors and are subject to annual appointment by the board at its first meeting following the annual meeting of stockholders. In addition to Messrs. Robson, Ludlow and Fichtner, who are listed under "Election of Directors -- Nominees," the Company's executive officers are as follows:

          Anthony Tripodo, age 45, was appointed executive vice president, chief financial officer, and treasurer of the Company in April 1997. Prior to joining the Company, he was employed by Baker Hughes for sixteen years in various financial management capacities, most recently as vice president of finance and administration for its Baker Performance Chemicals Incorporated unit. Prior to his service with Baker Hughes, Mr. Tripodo was employed by the accounting firm of Price Waterhouse from 1974 to 1980.

          Rene M.J. VandenBrand, age 39, became vice president -- business development of the Company in August 1996 upon consummation of the Combination. Prior thereto, he had been vice president -- finance and secretary of VES since November 1995, following two years of service in comparable positions with Taro Industries Limited. He was previously a partner of Coopers & Lybrand Chartered Accountants in Calgary.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to the Company for the years ended July 31, 1997, 1996, and 1995 of those individuals who served as (i) the chief executive officer of the Company during fiscal year 1997, or (ii) an executive officer of the Company during fiscal year 1997 and was compensated at an annual rate exceeding $100,000, (collectively, the "Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL                          LONG TERM
                                                  COMPENSATION                      COMPENSATION
                                       ----------------------------------   ----------------------------
                                                                                       AWARDS
                                                                OTHER       ----------------------------
                              FISCAL                            ANNUAL       RESTRICTED    STOCK OPTIONS      ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY     BONUS     COMPENSATION   STOCK AWARDS     (SHARES)      COMPENSATION(1)
---------------------------   ------   --------   --------   ------------   ------------   -------------   ---------------
David B. Robson.............   1997    $239,583   $ 31,196(3)        --             --        25,806                --
  Chief executive officer(2)
Stephen J. Ludlow...........   1997    $208,312   $158,444(3)        --             --        40,273          $  4,000
  President and chief          1996     190,142         --          --              --        16,000             4,000
    operating officer,         1995     181,392     15,000          --              --            --             4,000
    former chief executive
    officer
Lawrence C. Fichtner........   1997    $109,520   $ 17,296(3)        --             --        17,032                --
  Executive vice
    president -- corporate
    communications(2)
Anthony Tripodo.............   1997    $ 60,000   $ 60,000          --        $202,500(5)     17,778                --
  Executive vice president,
    chief financial officer
    and treasurer(4)
Rene M.J. VandenBrand.......   1997    $117,500   $ 15,302(3)   $31,250(6)          --        12,387          $  3,463
  Vice president -- business
    development(2)
Richard W. McNairy..........   1997    $101,344   $111,250(3)        --             --        13,333          $285,654(8)
  Former vice president,       1996     152,000         --          --              --        13,000             4,000
    chief financial            1995     140,000         --          --              --        13,333                --
    officer, and
    treasurer(7)

---------------

(1) Except as otherwise noted, represents Company contributions to the Executive Officer's account pursuant to the Company's 401(k) Plan.

(2) Commenced employment with the Company on August 30, 1996.

(3) Includes a bonus awarded during the prior fiscal year and paid during fiscal 1997 in the following amounts: Mr. Robson -- $7,081; Mr. Ludlow -- $139,500; Mr. Fichtner -- $5,590; Mr. VandenBrand -- $3,727; and Mr. McNairy -- $111,250.

(4) Commenced employment with the Company on April 1, 1997.

(5) Represents valuation of 10,000 shares of restricted Common Stock granted to Mr. Tripodo on April 1, 1997. As of July 31, 1997, these shares had an aggregate value of $251,250. In general, 1/3 of these shares vest on April 1st of each of 1998, 1999 and 2000, if he is continuously employed by the Company through such dates. Dividends, if any, declared by the Company are payable to Mr. Tripodo on these 10,000 shares.

(6) Includes a $10,000 relocation bonus and a domestic allowance for temporary living expenses of $21,250 incurred during Mr. VandenBrand's relocation from Calgary to Houston.

(7) Served in these capacities until April 1, 1997.

(8) Includes $283,654 paid in connection with Mr. McNairy's severance from the Company.

     Option Grants in Last Fiscal Year. The following table provides information concerning stock options granted to the Executive Officers during the year ended July 31, 1997:

                                                                                    POTENTIAL REALIZABLE
                                                                                      VALUE AT ASSUMED
                                                                                    ANNUAL RATES OF STOCK
                                                                                   PRICE APPRECIATION FOR
                                            INDIVIDUAL GRANTS(1)                         OPTION TERM
                            ----------------------------------------------------   -----------------------
                            NUMBER OF
                              SHARES       % OF TOTAL
                            UNDERLYING   OPTIONS GRANTED
                             OPTIONS     TO EMPLOYEES IN   EXERCISE   EXPIRATION
           NAME              GRANTED       FISCAL YEAR      PRICE        DATE         5%           10%
           ----             ----------   ---------------   --------   ----------   ---------   -----------
David B. Robson...........    25,806          3.32%        19 3/8      03/10/07     $314,442    $  796,858
Stephen J. Ludlow.........    40,273          5.18%        19 3/8      03/10/07      490,720     1,243,580
Lawrence C. Fichtner......    17,032          2.19%        19 3/8      03/10/07      207,533       525,928
Anthony Tripodo...........    17,778          2.29%        19 3/8      03/10/07      216,622       548,963
Rene M.J. VandenBrand.....    12,387          1.59%        19 3/8      03/10/07      150,934       382,496
Richard W. McNairy(2).....    13,333          1.72%        19 3/8      06/29/98       12,917        25,833

---------------

(1) Except as otherwise noted, all options granted in fiscal 1997 vest on a cumulative basis as to 1/4 of the shares covered on the first through fourth anniversaries of the date of grant.

(2) In connection with Mr. McNairy's severance arrangements, nonvested options granted in fiscal 1997 covering 13,333 shares of Common Stock were deemed to be fully vested.

     Option Exercises and Year-End Option Values. The following table sets forth information with respect to the unexercised options to purchase shares of Common Stock which have been granted under the Employee Stock Plan to the Executive Officers and held by them at July 31, 1997.

                                                                                               VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                OPTIONS HELD AT FISCAL                HELD AT
                                                                       YEAR END                 FISCAL YEAR END(1)
                           SHARES ACQUIRED                    ---------------------------   ---------------------------
                             ON EXERCISE     VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                           ---------------   --------------   -----------   -------------   -----------   -------------
David B. Robson..........          --                 --         66,537         25,806      $1,227,463      $148,385
Stephen J. Ludlow........          --                 --         42,667         40,273         628,004       231,570
Lawrence C. Fichtner.....          --                 --         52,903         17,032         978,516        97,934
Anthony Tripodo..........          --                 --             --         17,778              --       102,224
Rene M.J. VandenBrand....      30,000           $444,150         18,000         12,387         347,490        71,226
Richard W. McNairy.......       8,000            121,625         31,666             --         437,033            --

---------------

(1) Value of in-the-money options calculated based on the closing price per share of the Common Stock on July 31, 1997 ($25 1/8 per share) as reported by the New York Stock Exchange.

COMPENSATION COMMITTEE REPORT

     The compensation committee of the board of directors (the "Committee") has furnished the following report on executive compensation for fiscal 1997:

          Under the supervision of the Committee, the Company seeks to relate a significant portion of potential total executive compensation to the Company's financial performance. In general, executive financial rewards may be segregated into the following significant components: base compensation, bonus and stock-based benefits.

          Base compensation for the Executive Officers is intended to afford a reasonable degree of financial security and flexibility to those individuals who were regarded by the Committee as acceptably discharging the levels and types of responsibility implicit in the various executive positions. Based on these criteria, the Committee awarded Mr. Robson a raise of $25,000 (effective March 1, 1997) in recognition of the Company's improving operating performance. In the case of all other Executive Officers, base compensation for fiscal 1997 was set by the Committee based upon the recommendation of Mr. Robson; base pay increases of approximately $30,000 were authorized for Mr. Ludlow (effective March 1,
     1997) and Mr. VandenBrand (effective May 1, 1997) by the Committee and the base compensation of other Executive Officers remained unchanged.

          In setting the base pay for Executive Officers, little consideration was given to the compensation plans of executives in other seismic companies because some of the Company's principal competitors are subsidiaries of larger, more diversified oilfield service concerns, and compensation data was not publicly available for the comparable executive positions in those subsidiaries. Moreover, the few other publicly-held seismic operators had such disparate operating and financial characteristics and were of such dissimilar sizes, that the Committee found little basis for reliable comparison. In setting Mr. Robson's salary and the salaries of the other Executive Officers, the Committee considered the salary histories of each executive, and his past performance, credentials, age and experience with the Company, as well as his perceived future utility to the Company.

          Annual bonuses are intended to reflect a policy of requiring a minimum level of Company financial performance before any bonuses are earned by the Executive Officers, with bonuses for achieving higher levels of performance directly tied to the level achieved. For fiscal 1997, the Committee recommended and the board of directors adopted, an incentive compensation program (the "Incentive Plan") pursuant to which some 200 managerial personnel (including the Executive Officers) became eligible to earn semi-annual bonuses based upon the Company's results of operations as a percentage of those anticipated in the annual budget approved by the board at the beginning of the year. The following bonuses were awarded and paid under the Incentive Plan at mid-year to Executive Officers for their performance during the first half of fiscal 1997: Mr. Robson -- $24,115; Mr. Ludlow -- $18,944; Mr. Fichtner -- $11,706; and Mr.
     VandenBrand -- $11,575. In addition, bonuses of approximately $7,081, $5,590 and $3,727 were paid to Messrs. Robson, Fichtner and VandenBrand, respectively, during fiscal 1997 in respect of their 1996 performance under a since discontinued VES bonus plan. In connection with his acceptance of employment with the Company and as consideration for benefits and compensation foregone at his former employer, Mr. Tripodo was awarded a bonus consisting of $60,000 and 10,000 restricted shares of the Company's Common Stock in April 1997.

          The board of directors is of the view that the periodic grant of significant blocks of stock options to the Executive Officers is calculated to align the executive's economic interests with those of stockholders and to provide a direct and continuing focus upon the goal of increasing stockholder value. The Company granted options covering an aggregate of 113,276 shares of the Company's Common Stock to Executive Officers during fiscal 1997 at 100% of the market price for the Common Stock on the date of grant, as follows: Mr. Robson -- 25,806 shares; Mr. Ludlow -- 40,273 shares; Mr. Fichtner -- 17,032 shares; Mr. Tripodo -- 17,778 shares; and Mr. VandenBrand -- 12,387 shares. The Committee presently anticipates that such grants will be considered only every other year.

                                            The Compensation Committee

                                            Brian F. MacNeill, Chairman
                                            Steven J. Gilbert
                                            Douglas B. Thompson
                                            Jack C. Threet

EMPLOYMENT AND SEVERANCE AGREEMENTS

     In connection with the Combination, the Company assumed the obligation of the employment agreements previously established between VES and Messrs. Robson and Fichtner. These agreements were for one-year terms ending October 31, 1996. In August 1996, the Company also entered into an employment agreement with Mr. VandenBrand that was effective through August 1997. In April 1997, the Company entered into employment agreements with Messrs. Ludlow and Tripodo that are effective through March 1999. All of these agreements automatically renew for successive one-year periods unless terminated by prior written notice of either party. None of these employment agreements have been terminated. As of July 31, 1997, the Executive Officers are entitled to annual salaries under their employment agreements as follows: Mr. Robson -- $275,000; Mr.
Fichtner -- $119,477; Mr. Ludlow -- $225,000; Mr. Tripodo -- $180,000; and Mr.
VandenBrand -- $150,000. Within 30 days of termination without cause, each Executive Officer is entitled to a one-time payment under his employment agreement equal to several months of his salary as follows: Messrs. Robson, Fichtner and Ludlow -- 24 months; Mr. Tripodo -- 18 months; and Mr.
VandenBrand -- 12 months. With the exception of Mr. Tripodo, all of the Executive Officers are subject to noncompete agreements.

     Mr. Richard W. McNairy, who served as vice president, chief financial officer and treasurer of the Company, resigned effective April 1, 1997. Under a severance agreement with the Company, Mr. McNairy was paid a one-time sum of $283,654. On April 1, 1997, Mr. McNairy held stock options which were not yet exercisable for 29,023 shares of Common Stock at an exercise price of $19.375 per share. Under the terms of his severance agreement with the Company, nonvested stock options covering 13,333 shares of Common Stock were deemed to be fully vested and the remaining nonvested stock options covering 15,690 shares of Common Stock were revoked. On July 31, 1997, he also held stock options exercisable for 5,333 and 13,000 shares of Common Stock at exercise prices of $6.00 per share and $5.25 per share, respectively. Mr. McNairy may exercise his stock options at any time through June 29, 1998.

COMMON STOCK PERFORMANCE GRAPH

     The following graph illustrates the performance of the Company's Common Stock, compared with the cumulative total return on (i) the Standard & Poor's 500 Stock Index and (ii) two indexes of peer companies selected by the Company, for the period beginning July 31, 1992, and ending July 31, 1997. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at July 31, 1992. In all cases the cumulative total return assumes, as contemplated by Securities and Exchange Commission Rules, that any cash dividends on the Common Stock of each entity included in the data presented above were reinvested in that security.

                                VERITAS DGC INC.
                            CUMULATIVE TOTAL RETURN

     MEASUREMENT PERIOD        VERITAS DGC                       OLD PEER        NEW PEER
   (FISCAL YEAR COVERED)           INC.       S&P 500 INDEX      GROUP 1         GROUP 2
JULY 31, 1992                            100             100             100             100
JULY 31, 1993                          51.38          108.73           67.66           97.26
JULY 31, 1994                          27.78          114.34          116.05           93.68
JULY 31, 1995                          42.12          144.19          148.85          106.57
JULY 31, 1996                          85.18          168.08          159.50          128.76
JULY 31, 1997                         186.10          255.72          290.74          241.58

---------------

(1) Consists of Seitel, Inc., Dawson Geophysical Company, Universal Seismic Associates, Inc., Grant Geophysical, Inc. and Petroleum Geo-Services, Inc. (the "Old Peers").

(2) Consists of Old Peers, with the following exceptions: Universal Seismic Associates, Inc. and Grant Geophysical, Inc. have been deleted and Western Atlas Inc. (a geophysical service provider) and Schlumberger Limited (a diversified oilfield service company that provides geophysical services) have been added (collectively, the "New Peers"). The deleted companies are no longer comparable to the Company in terms of revenues. All companies in the New Peer group are providers of geophysical services to the petroleum industry.

     This graph depicts the past performance of the Common Stock and in no way should be used to predict future performance. The Company does not make or endorse any predictions as to future share performance.

     The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

CERTAIN TRANSACTIONS

     In early fiscal 1997, the Company paid Mr. Thompson $150,000 for consulting services provided in conjunction with the Combination.

AUDITORS

     Price Waterhouse LLP ("Price Waterhouse"), certified public accountants, have served as the independent auditors of the Company since November 1996. It is not proposed that any formal action be taken at the meeting with respect to the continued employment of Price Waterhouse, inasmuch as no such action is legally required. Representatives of Price Waterhouse plan to attend the annual meeting and will be available to answer questions. Its representatives will also have a opportunity to make a statement at the meetings if they so desire, although it is not expected that any such statement will be made.

     On November 20, 1996, the board of directors of the Company determined to replace Deloitte & Touche LLP ("D&T") as its principal accountant with Price Waterhouse. Price Waterhouse was the principal independent accountant for VES, which was combined into the Company on August 30, 1996. The report of D&T on the Company's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was such opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods preceding the replacement of D&T, the Company had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Company's two most recent fiscal years and subsequent interim periods preceding the retention of Price Waterhouse, neither the Company nor anyone on the Company's behalf, consulted Price Waterhouse regarding any matter. D&T has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the foregoing statements.

     The audit committee assists the board in assuring that the accounting and reporting practices of the Company are in accordance with all applicable requirements. The committee reviews with the auditors the scope of proposed audit work and meets with the auditors to discuss matters pertaining to the audit and any other matters which the committee or the auditors may wish to discuss. In addition, the audit committee would recommend the appointment of new auditors to the board of directors in the event future circumstances were to indicate that such action is desirable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "Commission"). With respect to the fiscal year ended July 31, 1997, Mr. Anthony Tripodo -- Executive Vice-President, Chief Financial Officer, and Treasurer, was delayed in filing his Form 3 report and Mr. Doug Thompson -- Director, was delayed in filing four Form 4 reports regarding twelve transactions as required by Section 16(a). The Company believes that all other filing requirements applicable to the Company's officers, directors and greater than 10% stockholders have been met.

AVAILABILITY OF FORM 10-K

     The Company will provide a copy of the Company's annual report on Form 10-K for the fiscal year ended July 31, 1997, without charge to any stockholder making written request to Allan C. Pogach, Corporate Secretary, 3701 Kirby Drive, Houston, Texas 77098.

OTHER MATTERS

     The annual report to stockholders covering the fiscal year ended July 31, 1997, has been mailed to each stockholder entitled to vote at the annual meeting.

     Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form or proxy relating to the Company's 1998 annual meeting of stockholders is required to submit such proposals to the Company on or before July 10, 1998.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies by telephone.

     The persons designated to vote shares covered by board of directors' proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the meeting.

                                           By Order of the Board of Directors,
                                            /s/ ALLAN C. POGACH
                                                Allan C. Pogach,
                                                    Secretary

November 10, 1997

        PROXY
         FOR
       ANNUAL
       MEETING
         OF
    STOCKHOLDERS
     DECEMBER 9,
        1997

                                        VERITAS DGC INC.

                       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS OF VERITAS DGC INC.
                                 TO BE HELD ON DECEMBER 9, 1997

                    The undersigned hereby appoints David B. Robson, Stephen J.
                Ludlow, Anthony Tripodo and Allan C. Pogach, or any of them, each with power of substitution, attorneys and proxies of the undersigned to vote all Exchangeable Shares of Veritas Energy Services Inc. which the undersigned is entitled to vote at the annual meeting of stockholders of Veritas DGC Inc. ("Company") to be held on December 9, 1997 at the offices of the Company, 3701 Kirby Drive, Houston, Texas 77098 at 10:00 a.m., Houston time, and at any adjournments (the "Annual Meeting").

                    1. [ ] FOR the election (except as indicated below) as
                       directors of Clayton P. Cormier, Ralph M. Eeson, Lawrence
                       C. Fichtner, James R. Gibbs, Steven J. Gilbert, Stephen
                       J. Ludlow, Brian F. MacNeill, David B. Robson, Douglas B. Thompson and Jack C. Threet.

                       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME BELOW:

                    ------------------------------------------------------------

                       [ ] WITHHOLD authority to vote for all nominees listed above.

                             (PLEASE DATE AND SIGN ON REVERSE SIDE)

    2. Proposal FOR adoption of the 1997 Employee Stock Purchase Plan;

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    3. Proposal FOR amendment of the Amended and Restated 1992 Employee Nonqualified Stock Option Plan;

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    4. [ ] In their discretion, upon such other matters (including procedural and other matters relating to the conduct of the meeting) as properly come before the Annual Meeting;

    as described in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON ONLY IF THIS PROXY IS COMPLETED, RETURNED TO AND RECEIVED BY CIBC MELLON TRUST ("CIBC"), VOTING TRUSTEE, NOT LATER THAN 10:00 A.M., CALGARY TIME, ON MONDAY, DECEMBER 8, 1997. IN ALL OTHER EVENTS, THE EXCHANGEABLE SHARES REPRESENTED BY THIS PROXY WILL NOT BE VOTED AT THE ANNUAL MEETING. IN THE EVENT YOU WISH TO ATTEND THE ANNUAL MEETING IN PERSON AND VOTE YOUR SHARES DIRECTLY, PLEASE CHECK THE FOLLOWING BOX [ ] , IN WHICH CASE CIBC WILL ISSUE A PROXY TO YOU FOR YOUR SHARES; HOWEVER, CIBC ACCEPTS NO RESPONSIBILITY FOR TIMELY FORWARDING OF A PROXY AUTHORIZING YOU TO VOTE YOUR SHARES DIRECTLY IF SUCH INSTRUCTION IS NOT RECEIVED BY IT PRIOR TO 5:00 P.M., CALGARY TIME, ON MONDAY, DECEMBER 1, 1997. IN ALL EVENTS, THE RISK OF DELIVERY OF SUCH A PROXY REMAINS WITH THE STOCKHOLDER.

                                                 Dated this

                         -------------------------------------------------------
                                                 day of

               ----------------------------------------------------------------,
                                                 1997

                                                 -------------------------------

                                                 -------------------------------
                                                   Signature(s) of Stockholder

                                                 Please sign exactly as your
                                                 name appears on your stock
                                                 certificate. When signing as
                                                 executor, administrator,
                                                 trustee or other
                                                 representative, please give
                                                 your full title. All joint
                                                 owners should sign.

 PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY. PLEASE DO NOT FOLD THIS PROXY.

        PROXY
         FOR
       ANNUAL
       MEETING
         OF
    STOCKHOLDERS
     DECEMBER 9,
        1997

                                        VERITAS DGC INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                                               OF
                          STOCKHOLDERS TO BE HELD ON DECEMBER 9, 1997

                       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    The undersigned hereby appoints David B. Robson, Stephen J.
                Ludlow, Anthony Tripodo and Allan C. Pogach, or any of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated on the reverse side, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting (including all adjournments thereof) of Stockholders of Veritas DGC Inc. to be held on Tuesday, December 9, 1997 at 10:00 a.m. at the offices of the Company, 3701 Kirby Drive, Houston, Texas 77098.

                    1. [ ] FOR all nominees (except as specified hereon) as
                       nominees of Clayton P. Cormier, Ralph M. Eeson, Lawrence
                       C. Fichtner, James R. Gibbs, Steven J. Gilbert, Stephen
                       J. Ludlow, Brian F. MacNeill, David B. Robson, Douglas B. Thompson and Jack C. Threet.

                       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:

                    ------------------------------------------------------------

                       [ ] WITHHOLD authority to vote for all nominees listed above.

                    2. Proposal FOR adoption of the 1997 Employee Stock Purchase
                       Plan;

                            [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

                 (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

    3. Proposal FOR amendment of the Amended and Restated 1992 Employee Nonqualified Stock Option Plan;

                        [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    4. [ ] As such proxies, may in their discretion determine, upon such other business (including procedural and other matters relating to the conduct of the meeting) that may properly come before the meeting and any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IN THE ABSENCE OF SUCH INSTRUCTIONS THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

                                                 The undersigned hereby
                                                 acknowledges receipt of the
                                                 Notice of Annual Meeting of
                                                 Stockholders and the Proxy
                                                 Statement furnished therewith.

                                                 Dated this

                         -------------------------------------------------------
                                                 day of

               ----------------------------------------------------------------,
                                                 1997

                                                 -------------------------------

                                                 -------------------------------
                                                   Signature(s) of Stockholder

                                                 (Sign exactly as name(s)
                                                 appears on your stock
                                                 certificate. If shares are held
                                                 jointly each holder should
                                                 sign. If signing for estate,
                                                 trust or corporation, title or
                                                 capacity should be stated.)

   PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED BUSINESS ENVELOPE.

                                                                      APPENDIX A

                                VERITAS DGC INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                          (EFFECTIVE NOVEMBER 1, 1997)

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
 1.  Purpose..........................................................   A-4
 2.  Definitions......................................................   A-4
     (a)  Account.....................................................   A-4
     (b)  Base Pay....................................................   A-4
     (c)  Benefits Representative.....................................   A-4
     (d)  Board.......................................................   A-4
     (e)  Code........................................................   A-4
     (f)  Committee...................................................   A-4
     (g)  Common Stock................................................   A-4
     (h)  Company.....................................................   A-4
     (i)  Disability..................................................   A-4
     (j)  Effective Date..............................................   A-4
     (k)  Employee....................................................   A-4
     (l)  Employer....................................................   A-4
     (m)  Employment..................................................   A-4
     (n)  Entry Date..................................................   A-5
     (o)  Fiscal Quarter..............................................   A-5
     (p)  Market Price................................................   A-5
     (q)  Participant.................................................   A-5
     (r)  Plan........................................................   A-5
     (s)  Stock.......................................................   A-5
     (t)  Subsidiary..................................................   A-5
 3.  Eligibility......................................................   A-5
     (a)  Eligibility Requirements....................................   A-5
     (b)  Limitations on Eligibility..................................   A-6
 4.  Shares Subject to the Plan.......................................   A-6
 5.  Participation....................................................   A-6
     (a)  Payroll Deduction Authorization.............................   A-6
     (b)  Continuing Effect of Payroll Deduction Authorization........   A-7
     (c)  Employment and Stockholders Rights..........................   A-7
 6.  Payroll Deductions...............................................   A-7
     (a)  Participant Contributions by Payroll Deductions.............   A-7
     (b)  No Other Participant Contributions Permitted................   A-7
     (c)  Changes in Participant Contributions........................   A-7
 7.  Granting of Option to Purchase Stock.............................   A-7
     (a)  Quarterly Grant of Options..................................   A-7
     (b)  Option Price................................................   A-7
 8.  Exercise of Option...............................................   A-8
     (a)  Automatic Exercise of Options...............................   A-8
     (b)  Dividends Generally.........................................   A-8
     (c)  Pro-rata Allocation of Available Shares.....................   A-8
 9.  Ownership and Delivery of Shares.................................   A-8
     (a)  Beneficial Ownership........................................   A-8
     (b)  Registration of Stock.......................................   A-8
     (c)  Delivery of Stock Certificates..............................   A-8
     (d)  Regulatory Approval.........................................   A-8
10.  Withdrawal of Payroll Deductions.................................   A-9

                                                                        PAGE
                                                                        ----
11.  Termination of Employment........................................   A-9
     (a)  General Rule................................................   A-9
     (b)  Termination Due to Retirement, Death or Disability..........   A-9
     (c)  Termination Other Than for Retirement, Death or
          Disability..................................................   A-9
     (d)  Rehired Employees...........................................   A-9
12.  Interest.........................................................   A-9
13.  Administration of the Plan.......................................  A-10
     (a)  No Participation in Plan by Committee Members...............  A-10
     (b)  Authority of the Committee..................................  A-10
     (c)  Meetings....................................................  A-10
     (d)  Decisions Binding...........................................  A-10
     (e)  Expenses of Committee.......................................  A-10
     (f)  Indemnification.............................................  A-10
14.  Designation of Beneficiary.......................................  A-10
15.  Transferability..................................................  A-11
16.  No Rights of Stockholder Until Certificate Issued................  A-11
17.  Changes in the Company's Capital Structure.......................  A-11
18.  Plan Expenses; Use of Funds; No Interest Paid....................  A-12
19.  Term of the Plan.................................................  A-12
20.  Amendment or Termination of the Plan.............................  A-12
21.  Securities Laws Restrictions on Exercise.........................  A-12
22.  Section 16 Compliance............................................  A-13
23.  Withholding Taxes for Disqualifying Disposition..................  A-13
24.  No Restriction on Corporate Action...............................  A-13
25.  Use of Funds.....................................................  A-13
26.  Miscellaneous....................................................  A-13
     (a)  Options Carry Same Rights and Privileges....................  A-13
     (b)  Headings....................................................  A-13
     (c)  Gender and Tense............................................  A-13
     (d)  Governing Law...............................................  A-13
     (e)  Regulatory Approvals and Compliance.........................  A-13
     (f)  Severability................................................  A-13
     (g)  Refund of Contributions on Noncompliance with Tax Law.......  A-13
     (h)  No Guarantee of Tax Consequences............................  A-14
     (i)  Company as Agent for the Employers..........................  A-14

                                VERITAS DGC INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE. The Veritas DGC Inc. 1997 Employee Stock Purchase Plan (the "Plan") is intended to provide an incentive for employees of Veritas DGC Inc. (the "Company") and its participating subsidiaries to acquire or increase their proprietary interests in the Company through the purchase of shares of Common Stock of the Company. The Plan is intended to qualify as an "Employee Stock Purchase Plan" under Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan will be construed in a manner consistent with the requirements of such sections of the Code and the regulations issued thereunder.

     2. DEFINITIONS. As used in this Plan,

     (a) "Account" means the account recorded in the records of the Company established on behalf of a Participant to which the amount of the Participant's payroll deductions authorized under Section 6 and purchases of Common Stock under Section 8 shall be credited, and any distributions of shares of Common Stock under Section 9 and withdrawals under Section 10 shall be charged.

     (b) "Base Pay" means regular straight-time earnings or base salary, excluding payments for overtime, shift differentials, incentive compensation, bonuses, and other special payments, fees, allowances or extraordinary compensation.

     (c) "Benefits Representative" means the employee benefits department of the Company or any such other person, regardless of whether employed by an Employer, who has been formally, or by operation or practice, designated by the Committee to assist the Committee with the day-to-day administration of the Plan.

     (d) "Board" means the Board of Directors of the Company.

     (e) "Code" means the Internal Revenue Code of 1986, or any successor thereto, as amended and in effect from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to any Section and any treasury regulations thereunder.

     (f) "Committee" means the Compensation Committee of the Board. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate Committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

     (g) "Common Stock" or "Stock" means the common stock, $.01 par value per share, of the Company.

     (h) "Company" means Veritas DGC Inc., a Delaware corporation, and any successor thereto.

     (i) "Disability" means any complete and permanent disability as defined in
Section 22(e)(3) of the Code.

     (j) "Effective Date" means November 1, 1997, the inception date of the Plan.

     (k) "Employee" means any employee who is currently in Employment with an Employer.

     (l) "Employer" means the Company, its successors, any future parent (as defined in Section 424(e) of the Code) and each current or future Subsidiary which has been designated by the Board or the Committee as a participating employer in the Plan.

     (m) "Employment" means Employment as an employee or officer by the Company or a Subsidiary as designated in such entity's payroll records, or by any corporation issuing or assuming rights or obligations under the Plan in any transaction described in Section 424(a) of the Code or by a parent corporation or a subsidiary corporation of such corporation. In this regard, neither the transfer of a Participant from Employment by the Company to Employment by a Subsidiary, nor the transfer of a Participant from Employment by a Subsidiary to Employment by the Company, shall be deemed to be a termination of

Employment of the Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of absence from active Employment on account of temporary illness or during authorized vacation, temporary leaves of absence from active Employment granted by Company or a Subsidiary for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Participant returns to active Employment within 90 days after the termination of military leave, or during any period required to be treated as a leave of absence which, by virtue of any valid law or agreement, does not result in a termination of Employment.

     Any worker treated as an independent contractor by the Employer who is later re-classified as a common-law employee shall not be in Employment during any period in which such worker was treated by the Employer as an independent contractor. Any "leased employee", as described in Section 414(n) of the Code, shall not be deemed an Employee hereunder.

     (n) "Entry Date" means the first day of each Fiscal Quarter.

     (o) "Fiscal Quarter" means a three-consecutive-month period beginning on each November 1, February 1, May 1, and August 1, during the period beginning on the Effective Date until the Plan is terminated.

     (p) "Market Price" means, subject to the next paragraph, the market value of a share of Stock on any date, which shall be determined as (i) the closing sales price on the immediately preceding business day of a share of Stock as reported on the New York Stock Exchange or other principal securities exchange on which shares of Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or
(iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Stock shall not be so reported pursuant to the previous sentence, the fair market value of a share of Stock shall be determined by the Committee in its discretion provided that such method is appropriate for purposes of an employee stock purchase plan under Section 423 of the Code.

     Notwithstanding the previous paragraph of this definition, the Market Price of a share of Stock solely for purposes of determining the option price on the first or last day of the Fiscal Quarter in accordance with Section 7(b) shall be based on the Market Price on the first or last day of the Fiscal Quarter, as applicable, and not on the immediately preceding business day. For example, if the Stock is traded on the New York Stock Exchange, when determining the option price under Section 7(b) at which shares of Stock are purchased, the Market Price for determining this option price shall be based on the lower of (i) the closing sales price of a share of Stock on the first business day of the Fiscal Quarter or (ii) the closing sales price of a share of Stock on the last business day of the Fiscal Quarter.

     (q) "Participant" means any Employee who meets the eligibility requirements of Section 3 and who has elected to and is participating in the Plan.

     (r) "Plan" means the Veritas DGC Inc. 1997 Employee Stock Purchase Plan, as set forth herein, and all amendments hereto.

     (s) "Stock" means the Common Stock (as defined above).

     (t) "Subsidiary" means any domestic or foreign corporation (other than the Company) (i) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain and (ii) which has been designated by the Board or the Committee as a corporation whose Employees are eligible to participate in the Plan.

     3. ELIGIBILITY.

     (a) Eligibility Requirements. Participation in the Plan is voluntary. Each Employee who has completed at least six (6) consecutive months of continuous Employment with an Employer (calculated from his last date of hire to the termination of his Employment for any reason) and has reached the age of majority in the jurisdiction of his legal residency, will be eligible to participate in the Plan on the first day of the payroll period commencing on or after the earlier of (i) the Effective Date or (ii) the Entry Date on which the Employee satisfies the aforementioned eligibility requirements. Each Employee whose Employment terminates and who is rehired by an Employer shall be treated as a new Employee for eligibility purposes under the Plan.

     (b) Limitations on Eligibility. Any provision of the Plan to the contrary notwithstanding, no Employee will be granted an option under the Plan:

          (i) if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

          (ii) which permits the Employee's rights to purchase stock under this Plan and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each Fiscal year in which such option is outstanding at any time, all as determined in accordance with Section 423(b)(8) of the Code.

For purposes of Section 3(b)(i) above, pursuant to Section 424(d) of the Code,
(i) the Employee with respect to whom such limitation is being determined shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and (ii) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. In addition, for purposes of Section 3(b)(ii) above, pursuant to Section 423(b)(8) of the Code, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

     4. SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock that upon the exercise of options granted under the Plan will not exceed Five Hundred Thousand (500,000) shares (subject to adjustment as provided in Section
17), and such shares may be originally issued shares, treasury shares, reacquired shares, shares bought in the market, or any combination of the foregoing. If any option which has been granted expires or terminates for any reason without having been exercised in full, the unpurchased shares will again become available for purposes of the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

     5. PARTICIPATION.

     (a) Payroll Deduction Authorization. An Employee shall be eligible to participate in the Plan as of the first Entry Date following such Employee's satisfaction of the eligibility requirements of Section 3, or, if later, the first Entry Date following the date on which the Employee's Employer adopted the Plan. At least 10 days (or such other period as may be prescribed by the Committee or a Benefits Representative) prior to the first Entry Date as of which an Employee is eligible to participate in the Plan, the Employee shall execute and deliver to the Benefits Representative, on the form prescribed for such purpose, an authorization for payroll deductions which specifies his chosen rate of payroll deduction contributions pursuant to Section 6, and such other information as is required to be provided by the Employee on such enrollment form. The enrollment form shall authorize the Employer to reduce the Employee's Base Pay by the amount of such authorized contributions. To the extent provided by the Committee or a Benefits Representative, each Participant shall also be required to open a stock brokerage account with a brokerage firm which has been engaged to administer the purchase, holding and sale of Common Stock for Accounts under the Plan and, as a condition of participation hereunder, the Participant shall be required to execute any form required by the brokerage firm to open and maintain such brokerage account.

     (b) Continuing Effect of Payroll Deduction Authorization. Payroll deductions for a Participant will commence with the first payroll period beginning after the Participant's authorization for payroll deductions becomes effective, and will end with the payroll period that ends when terminated by the Participant in accordance with Section 6(c) or due to his termination of Employment in accordance with Section 11. Payroll deductions will also cease when the Participant is suspended from participation due to a withdrawal of payroll deductions in accordance with Section 10. When applicable with respect to Employees who are paid on a hourly wage basis, the authorized payroll deductions shall be withheld from wages when actually paid following the period in which the compensatory services were rendered. Only payroll deductions that are credited to the Participant's Account during the Fiscal Quarter will be used to purchase Common Stock pursuant to Section 8 regardless of when the work was performed.

     (c) Employment and Stockholders Rights. Nothing in the Plan will confer on a Participant the right to continue in the employ of the Employer or will limit or restrict the right of the Employer to terminate the Employment of a Participant at any time with or without cause. A Participant will have no interest in any Common Stock to be purchased under the Plan or any rights as a stockholder with respect to such Stock until the Stock has been purchased and credited to the Participant's Account.

     6. PAYROLL DEDUCTIONS.

     (a) Participant Contributions by Payroll Deductions. At the time a Participant files his payroll deduction authorization form, the Participant will elect to have deductions made from the Participant's Base Pay for each payroll period such authorization is in effect in whole percentages at the rate of not less than 1% nor more than 15% of the Participant's Base Pay.

     (b) No Other Participant Contributions Permitted. All payroll deductions made for a Participant will be credited to the Participant's Account under the Plan. A Participant may not make any separate cash payment into such Account.

     (c) Changes in Participant Contributions. Subject to Sections 10 and 22, a Participant may increase, decrease, suspend, or resume payroll deductions under the Plan by giving written notice to a designated Benefits Representative at such time and in such form as the Committee or Benefits Representative may prescribe from time to time. Such increase, decrease, suspension or resumption will be effective as of the first day of the payroll period as soon as administratively practicable after receipt of the Participant's written notice, but not earlier than the first day of the payroll period of the Fiscal Quarter next following receipt and acceptance of such form. Notwithstanding the previous sentence, a Participant may completely discontinue contributions at any time during a Fiscal Quarter, effective as of the first day of the payroll period as soon as administratively practicable following receipt of a written discontinuance notice from the Participant on a form provided by a designated Benefits Representative. Following a discontinuance of contributions, a Participant cannot authorize any payroll contributions to his Account for the remainder of the Fiscal Quarter in which the discontinuance was effective.

     7. GRANTING OF OPTION TO PURCHASE STOCK.

     (a) Quarterly Grant of Options. For each Fiscal Quarter, a Participant will be deemed to have been granted an option to purchase, on the first day of the Fiscal Quarter, as many whole and fractional shares as may be purchased with the payroll deductions (and any cash dividends as provided in Section 8) credited to the Participant's Account during the Fiscal Quarter.

     (b) Option Price. The option price of the Common Stock purchased with the amount credited to the Participant's Account during each Fiscal Quarter will be the lower of:

          (i) 85% of the Market Price of a share of Stock on the first day of the Fiscal Quarter; or

          (ii) 85% of the Market Price of a share of Stock on the last day of the Fiscal Quarter.

     Only the Market Price as of the first day of the Fiscal Quarter and the last day of the Fiscal Quarter shall be considered for purposes of determining the option purchase price; interim fluctuations during the Fiscal Quarter shall not be considered.

     8. EXERCISE OF OPTION.

     (a) Automatic Exercise of Options. Unless a Participant has elected to withdraw payroll deductions in accordance with Section 10, the Participant's option for the purchase of Common Stock will be deemed to have been exercised automatically as of the last day of the Fiscal Quarter for the purchase of the number of whole and fractional shares of Common Stock which the accumulated payroll deductions (and cash dividends on the Common Stock as provided in Section 8(b)) in the Participant's Account at that time will purchase at the applicable option price. Fractional shares may be issued under the Plan. As of the last day of each Fiscal Quarter, the balance of each Participant's Account shall be applied to purchase the number of whole and fractional shares of Stock as determined by dividing the balance of such Participant's Account as of such date by the option price determined pursuant to Section 7(b). The Participant's Account shall be debited accordingly. The Committee or its delegate shall make all determinations with respect to applicable currency exchange rates when applicable.

     (b) Dividends Generally. Cash dividends paid on shares of Common Stock which have not been delivered to the Participant pending the Participant's request for delivery pursuant to Section 9(c), will be combined with the Participant's payroll deductions and applied to the purchase of Common Stock at the end of the Fiscal Quarter in which the cash dividends are received, subject to the Participant's withdrawal rights set forth in Section 10. Dividends paid in the form of shares of Common Stock or other securities with respect to shares that have been purchased under the Plan, but which have not been delivered to the Participant, will be credited to the shares that are credited to the Participant's Account.

     (c) Pro-rata Allocation of Available Shares. If the total number of shares to be purchased under option by all Participants exceeds the number of shares authorized under Section 4, a pro-rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on the amount of their respective payroll deductions through the last day of the Fiscal Quarter.

     9. OWNERSHIP AND DELIVERY OF SHARES.

     (a) Beneficial Ownership. A Participant will be the beneficial owner of the shares of Common Stock purchased under the Plan on exercise of his option and will have all rights of beneficial ownership in such shares. Any dividends paid with respect to such shares will be credited to the Participant's Account and applied as provided in Section 8 until the shares are delivered to the Participant.

     (b) Registration of Stock. Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or if the Participant so directs by written notice to the designated Benefits Representative or brokerage firm, if any, prior to the purchase of Stock hereunder, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. Any such designation shall not apply to shares purchased after a Participant's death by the Participant's beneficiary or estate, as the case may be, pursuant to Section 11(b). If a brokerage firm is engaged by the Company to administer Accounts under the Plan, such firm shall provide such account registration forms as are necessary for each Participant to open and maintain a brokerage account with such firm.

     (c) Delivery of Stock Certificates. The Company, or a brokerage firm or other entity selected by the Company, shall deliver to each Participant a certificate for the number of shares of Common Stock purchased by the Participant hereunder as soon as practicable after the close of each Fiscal Quarter. Alternatively, in the discretion of the Committee, the stock certificate may be delivered to a designated stock brokerage account maintained for the Participant and held in "street name" in order to facilitate the subsequent sale of the purchased shares.

     (d) Regulatory Approval. In the event the Company is required to obtain from any commission or agency the authority to issue any stock certificate hereunder, the Company shall seek to obtain such authority. The inability of the Company to obtain from any such commission or agency the authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant, except to return to the Participant the amount of his Account balance used to exercise the option to purchase the affected shares.

     10. WITHDRAWAL OF PAYROLL DEDUCTIONS. At any time during a Fiscal Quarter, but in no event later than 15 days (or such shorter prescribed by the Committee or a Benefits Representative) prior to the last day of the Fiscal Quarter, a Participant may elect to abandon his election to purchase Common Stock under the Plan. By written notice to the designated Benefits Representative on a form provided for such purpose, the Participant may thus elect to withdraw all of the accumulated balance in his Account being held for the purchase of Common Stock in accordance with Section 8(b). Partial withdrawals will not be permitted. All such amounts will be paid to the Participant as soon as administratively practical after receipt of his notice of withdrawal. After receipt and acceptance of such withdrawal notice, no further payroll deductions will be made from the Participant's Base Pay beginning as of the next payroll period during the Fiscal Quarter in which the withdrawal notice is received. The Committee, in its discretion, may determine that amounts otherwise withdrawable hereunder by Participants shall be offset by an amount that the Committee, in its discretion, determines to be reasonable to help defray the administrative costs of effecting the withdrawal, including, without limitation, fees imposed by any brokerage firm which administers such Participant's Account. After a withdrawal, an otherwise eligible Participant may resume participation in the Plan as of the first day of the Fiscal Quarter next following his delivery of a payroll deduction authorization pursuant to the procedures prescribed in Section 5(a).

     11. TERMINATION OF EMPLOYMENT.

     (a) General Rule. Upon termination of a Participant's Employment for any reason, his participation in the Plan will immediately terminate.

     (b) Termination Due to Retirement, Death or Disability. If the Participant's termination of Employment is due to (i) retirement from Employment on or after his attainment of age 65, (ii) death or (iii) Disability, the Participant (or the Participant's personal representative or legal guardian in the event of Disability, or the Participant's beneficiary (as defined in Section
14) or the administrator of his will or executor of his estate in the event of death), will have the right to elect, either to:

          (a) Withdraw all of the cash and shares of Common Stock credited to the Participant's Account as of his termination date; or

          (b) Exercise the Participant's option for the purchase of Common Stock on the last day of the Fiscal Quarter (in which termination of Employment occurs) for the purchase of the number of shares of Common Stock which the cash balance credited to the Participant's Account as of the date of the Participant's termination of Employment will purchase at the applicable option price.

     The Participant (or, if applicable, such other person designated in the first paragraph of this Section 11(b)) must make such election by giving written notice to the Benefits Representative at such time and in such manner as prescribed from time to time by the Committee or Benefits Representative. In the event that no such written notice of election is received by the Benefits Representative within 30 days of the Participant's termination of Employment date, the Participant (or such other designated person) will automatically be deemed to have elected to withdraw the balance in the Participant's Account as of his termination date. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's Account as of his termination of Employment date will be delivered to or on behalf of the Participant as soon as administratively practicable.

     (c) Termination Other Than for Retirement, Death or Disability. Upon termination of a Participant's Employment for any reason other than retirement, death, or Disability pursuant to Section 11(b), the participation of the Participant in the Plan will immediately terminate. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's Account as of his termination of Employment date will be delivered to the Participant as soon as administratively practicable.

     (d) Rehired Employees. Any Employee whose Employment terminates and who is subsequently rehired by an Employer shall be treated as a new Employee for purposes of eligibility to participate in the Plan.

     12. INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the Account of any Participant.

     13. ADMINISTRATION OF THE PLAN.

     (a) No Participation in Plan by Committee Members. No options may be granted under the Plan to any member of the Committee during the term of his membership on the Committee.

     (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have the plenary authority to (a) interpret the Plan and all options granted under the Plan, (b) make such rules as it deems necessary for the proper administration of the Plan, (c) make all other determinations necessary or advisable for the administration of the Plan, and (d) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems advisable. Any action taken or determination made by the Committee pursuant to this and the other provisions of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee. By express written direction, or by the day-to-day operation of Plan administration, the Committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of the Plan to a Benefits Representative, including a brokerage firm or other third party engaged for such purpose.

     (c) Meetings. The Committee shall designate a chairman from among its members to preside at its meetings, and may designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings. Meetings shall be held at such times and places as shall be determined by the Committee, and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote of a majority of its members, taken at a meeting, or by the affirmative vote of all of its members taken without a meeting. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     (d) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, Participants, and their estates and beneficiaries.

     (e) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel, consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

     (f) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     14. DESIGNATION OF BENEFICIARY. At such time, in such manner, and using such form as shall be prescribed from time to time by the Committee or a Benefits Representative, a Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to the Participant's Account at the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by giving written notice to the Benefits Representative at such time and in such form as prescribed. Upon the death of a Participant, and receipt by the Benefits Representative of proof of the identity at the

Participant's death of a beneficiary validly designated under the Plan, the Benefits Representative will take appropriate action to ensure delivery of such Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Benefits Representative will take appropriate action to ensure delivery of such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Benefits Representative), the Committee, in its discretion, may direct delivery of such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Committee may designate in its discretion. No beneficiary will, prior to the death of the Participant, acquire any interest in any Common Stock or cash credited to the Participant's Account.

     15. TRANSFERABILITY. No amounts credited to a Participant's Account, whether cash or Common Stock, nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan, may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be void and without effect.

     Each option shall be exercisable, during the Participant's lifetime, only by the Employee to whom the option was granted. The Company shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by an employee of his option or of any rights under his option.

     16. NO RIGHTS OF STOCKHOLDER UNTIL CERTIFICATE ISSUED. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and the optionee shall not have any of the rights or privileges of a stockholder. An optionee shall have the rights and privileges of a stockholder when, but not until, a certificate for shares has been issued to the optionee following exercise of his option.

     17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Board shall make or provide for such adjustments in the maximum number of shares specified in
Section 4 and the number and option price of shares subject to options outstanding under the Plan as the Board shall determine is appropriate to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, stock exchange, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off of assets, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, any other corporate transaction or event having an effect similar to any of the foregoing.

     In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant, at no additional cost, shall be entitled, upon his payment for all or part of the Common Stock purchasable by him under the Plan, to receive (subject to any required action by shareholders) in lieu of the number of shares of Common Stock which he was entitled to purchase, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number of shares of Common Stock equal to the number of shares purchasable by the Participant hereunder.

     If the Company shall not be the surviving corporation in any reorganization, merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or if the Company is to be dissolved or liquidated or sell substantially all of its assets or stock to another corporation or other entity , then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the date of exercise for all options then outstanding shall be accelerated to dates fixed by the Committee prior to the effective date of such corporate event, (ii) a Participant may, at his election by written notice to the Company, either (x) withdraw from the Plan pursuant to Section 10 and receive a refund from the Company in the amount of the accumulated cash and Stock balance in the Participant's Account, (y) exercise a portion of his outstanding options as of such exercise date to purchase shares of Stock, at the option price, to the extent of the balance in the Participant's Account, or (z) exercise in full his outstanding options as of such exercise date to purchase shares of Stock, at the option price, which exercise shall require such Participant to pay the related option price, and (iii) after such effective date any unexercised option shall expire. The date the Committee selects for the exercise date under the preceding sentence shall be deemed to be the exercise date for purposes of computing the option price per share of Stock. If the Participant elects to exercise all or any portion of the options, the Company shall deliver to such Participant a stock certificate issued pursuant to Section 9(d) for the number of shares of Stock with respect to which such options were exercised and for which such Participant has paid the option price. If the Participant fails to provide the notice set forth above within three days after the exercise date selected by the Committee under this Section 17, the Participant shall be conclusively presumed to have requested to withdraw from the Plan and receive payment of the accumulated balance of his Account. The Committee shall take such steps in connection with such transactions as the Committee shall deem necessary or appropriate to assure that the provisions of this Section 17 are effectuated for the benefit of the Participants.

     Except as expressly provided in this Section 17, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then available for purchase under the Plan.

     18. PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID. The expenses of the Plan shall be paid by the Company except as otherwise provided herein or under the terms and conditions of any agreement entered into between the Participant and any brokerage firm engaged to administer Accounts. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any Participant or credited to his Account under the Plan.

     19. TERM OF THE PLAN. The Plan shall become effective as of November 1, 1997, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the Company's stockholders held on or before 12 months from November 1, 1997.

     Except with respect to options then outstanding, if not terminated sooner under the provisions of Section 20, no further options shall be granted under the Plan at the earlier of (i) October 31, 2007, or (ii) the point in time when no shares of Stock reserved for issuance under Section 4 are available.

     20. AMENDMENT OR TERMINATION OF THE PLAN. The Board shall have the plenary authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, (a) increase the maximum number of shares which may be issued under the Plan pursuant to
Section 4, (b) amend the requirements as to the class of employees eligible to purchase Stock under the Plan, or (c) permit the members of the Committee to purchase Stock under the Plan. No termination, modification, or amendment of the Plan shall adversely affect the rights of a Participant with respect to an option previously granted to him under such option without his written consent.

     In addition, to the extent that the Committee determines that, in the opinion of counsel, (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, or (b) the Code or Treasury regulations issued thereunder, require stockholder approval in order to maintain compliance with such listing or qualification requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended by the Board in such respect without first obtaining such required approval of the Company's stockholders.

     21. SECURITIES LAWS RESTRICTIONS ON EXERCISE. The Committee may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

          (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

          (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the Stock for investment and not for resale or distribution.

     22. SECTION 16 COMPLIANCE. The Plan, and transactions hereunder by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are intended to comply with all applicable conditions of Rule 16b-3 or any successor exemption provision promulgated under the Exchange Act. To the extent that any provision of the Plan or any action by the Committee or the Board fails, or is deemed to fail, to so comply, such provision or action shall be null and void but only to the extent permitted by law and deemed advisable by the Committee in its discretion.

     23. WITHHOLDING TAXES FOR DISQUALIFYING DISPOSITION. Whenever shares of Stock that were received upon the exercise of an option granted under the Plan are disposed of within two years after the date of grant of such option or one year from the date of exercise of such option (within the meaning of Section 423(a)(1)), the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding and payroll tax requirements, if any, attributable to such disposition prior to authorizing such disposition or permitting the delivery of any certificate or certificates with respect thereto.

     24. NO RESTRICTION ON CORPORATE ACTION. Subject to Section 20, nothing contained in the Plan shall be construed to prevent the Board or any Employer from taking any corporate action which is deemed by the Employer to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No Employee, beneficiary or other person shall have any claim against any Employer as a result of any such action.

     25. USE OF FUNDS. The Employers shall promptly transfer all amounts withheld under Section 6 to the Company or to any brokerage firm engaged to administer Accounts, as directed by the Company. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.

     26. MISCELLANEOUS.

     (a) Options Carry Same Rights and Privileges. To the extent required to comply with the requirements of Section 423 of the Code, all Employees granted options under the Plan to purchase Common Stock shall have the same rights and privileges hereunder.

     (b) Headings. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction or interpretation of any provisions hereof.

     (c) Gender and Tense. Any words herein used in the masculine shall be read and construed in the feminine when appropriate. Words in the singular shall be read and construed as though in the plural, and vice-versa, when appropriate.

     (d) Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware to the extent not preempted by federal law.

     (e) Regulatory Approvals and Compliance. The Company's obligation to sell and deliver Common Stock under the Plan is at all times subject to all approvals of and compliance with the (i) regulations of any applicable stock exchanges and
(ii) any governmental authorities required in connection with the authorization, issuance, sale or delivery of such Stock, as well as federal, state and foreign securities laws.

     (f) Severability. In the event that any provision of this Plan shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

     (g) Refund of Contributions on Noncompliance with Tax Law. In the event the Company should receive notice that this Plan fails to qualify as an "employee stock purchase plan" under Section 423 of the

Code, all then-existing Account balances will be paid to the Participants and the Plan shall immediately terminate.

     (h) No Guarantee of Tax Consequences. The Board, Employer and the Committee do not make any commitment or guarantee that any tax treatment will apply or be available to any person participating or eligible to participate in the Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

     (i) Company as Agent for the Employers. Each Employer, by adopting the Plan, appoints the Company and the Board as its agents to exercise on its behalf all of the powers and authorities hereby conferred upon the Company and the Board by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan.

                                                                    APPENDIX B

                                VERITAS DGC INC.

                           SECOND AMENDED AND RESTATED
                  1992 EMPLOYEE NONQUALIFIED STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of this 1992 Employee Nonqualified Stock Option Plan (the "Plan") of Veritas DGC Inc. (the "Company") (formerly known as Digicon Inc.) is to provide officers and other key employees with a continuing proprietary interest in the Company. The Plan is intended to advance the interests of the Company by enabling it (i) to increase the interest in the Company's welfare of those members of management who share the primary responsibility for the management, growth, and protection of the business of the Company, (ii) to furnish an incentive to such persons to continue their services to the Company,
(iii) to provide a means through which the Company may continue to induce able management personnel to enter its employ, and (iv) to provide a means through which the Company may effectively compete with other organizations offering similar incentive benefits in obtaining and retaining the services of competent management personnel.

2.       STOCK SUBJECT TO THE PLAN.

         The Company may grant from time to time options to purchase shares of the Company's authorized but unissued common stock, par value $.01 per share, or treasury shares of the common stock. Subject to adjustment as provided in
Section 11 hereof, the aggregate number of shares which may be issued or covered by options pursuant to the Plan is 2,200,000 shares, as adjusted for the one for three reverse stock split effective January 17, 1995. Shares of common stock applicable to options which have expired unexercised or terminated for any reason may again be subject to an option or options under the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Compensation Committee of the Company's board of directors (the "Committee"). The board of directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the board of directors. No member of the Committee shall be eligible to receive options under the Plan. The Committee shall select one of its members chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the board of directors, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held.

         (b) Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe or interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration.

         (c) Subject to the provisions of Sections 4 and 5 hereof, the Committee may, from time to time, determine which employees of the Company or subsidiary corporations shall be granted options under the Plan, the number of shares subject to each option, and the time or times at which options shall be granted.

         (d) The Committee shall report to the board of directors the names of employees granted options, and the number of option shares subject to, and the terms and conditions of, each option.

         (e) No member of the board of directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option.

4.       ELIGIBILITY.

         Only full-time salaried officers and other key personnel of the Company and of its majority-owned subsidiaries shall be eligible to participate in the Plan. In determining the employees to whom options shall be granted and the number of shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. The Company shall effect the granting of options under the Plan in accordance with the determination made by the Committee.

5.       PRICE OF OPTIONS.

         The option price per share shall be not less than the lesser of (i) fair market value of the common stock on the date the option is granted or (ii) the average fair market value for the common stock during the thirty trading days ending on the trading day next preceding the date the option is granted. Fair market value on any day shall be deemed to be the last reported sale price of the common stock on the principal stock exchange on which the Company's common stock is traded on that date. If no trading occurred on such date, or, if at the time the common stock shall not be listed for trading, fair market value shall be deemed to be the mean between the quoted bid and asked prices for the common stock on such exchange or in the over-the-counter market, as the case may be, on that date.

6.       TERM OF OPTION.

         No option shall be exercisable after the expiration of ten years from the date the option is granted.

7.       EXERCISE OF OPTIONS.

         (a) General. Except as provided below, each option may be exercised at such times and in such amounts as the Committee in its discretion may provide. No option may be exercised prior to six months from the date of grant.

         (b) Manner of Exercising Options. Shares of common stock purchased under options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised, and the time of delivery thereof, which shall be at least 15 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At such time, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option) deliver to the optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against prior payment of the option price in full on the date of notice of exercise for the number of shares to be delivered by certified or official bank check or the equivalent thereof acceptable to the Company; provided, however, that the time of such issuance and delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law, the listing requirements of the New York Stock Exchange or any other exchange on which the common stock may then be listed. If the optionee (or other person entitled to exercise the option) fails to pay for all or any part of the number of shares specified in such notice or to accept delivery of such shares upon tender of delivery thereof, the right to exercise the option with respect to such undelivered shares shall be terminated.

8.       NON-ASSIGNABILITY OF OPTION RIGHTS.

         No option granted under the Plan shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by him.

9.       TERMINATION OF EMPLOYMENT.

         Except as otherwise provided in this paragraph, options shall terminate 90 days following the termination of the optionee's employment with the Company for any reason, but shall be exercisable following termination only to the extent that the option had become vested on the termination date. In the event that the optionee retires from the Company (at or after normal retirement age) the optionee shall have the right, subject to the provisions of Section 6, to exercise his option at any time within one year after such termination, to the extent that such option had become vested on the termination date. If, however, the optionee shall die in the employment of the Company, then for the lesser of the maximum period during which such option might have been exercisable or one year after the date of death, his estate, personal representative, or beneficiary shall have the same right to exercise the option of such employee as he would have had if he had survived and remained in the employment of the Company. For purposes of this Section 9, employment by any majority-owned subsidiary corporation of the Company shall be deemed employment by the Company.

         In the discretion of the Committee, a leave of absence approved in writing by the board of directors of the Company shall not be deemed a termination of employment; however, no option may be exercised during such leave of absence.



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10.      CHANGE OF CONTROL.

         Subject to the provisions of Section 17 hereof as to VES Options (as defined in Section 17), with respect to options granted prior to March 11, 1997, if, at any time, a person, entity or group (including, in each case, all other persons, entities or groups controlling, controlled by, or under common control with or acting in concert or concurrently with, such person, entity or group) shall hold, purchase or acquire beneficial ownership of (including, without limitation, power to vote) 50% or more of the then outstanding shares of the Company's common stock (a "Change in Control"), any portion of such options which have not yet become exercisable shall thereupon become immediately exercisable, and, except with respect to the limitations set forth in Section 6 hereof, the limitations set forth above as to the earliest date at which an option may be exercised shall thereupon become null and void and of no further effect whatsoever. With respect to options granted on or after March 11, 1997, if a Change in Control occurs, then the Committee may, in its sole discretion, declare that all or any portion of the options which have not yet become exercisable shall thereupon become immediately exercisable, and, except with respect to the limitations set forth in Section 6 hereof, upon such a declaration, the limitations set forth above as to the earliest date at which an option may be exercised shall thereupon become null and void and of no further effect whatsoever with respect to the options subject to such declaration. In addition, the Committee may, in its sole discretion, provide in any option agreement relating to a grant of options on or after March 11, 1997 pursuant to the Plan that, upon such a Change in Control, all or any portion of the options subject to said option agreement which have not yet become exercisable shall thereupon become immediately exercisable.

11.      ADJUSTMENT OF OPTIONS ON RECAPITALIZATION OR REORGANIZATION.

         The aggregate number of shares of common stock on which options may be granted to persons participating under the Plan, the aggregate number of shares of common stock on which options may be granted to any one such person, the number of shares thereof covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from the subdivision or combination of shares or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares effected without receipt of consideration by the Company; provided, however, that no adjustment shall be made unless the aggregate effect of all such increases and decreases occurring in any one fiscal year after the effective date of this Plan will increase or decrease the number of issued shares of common stock of the Company by 5% or more; and, provided, further, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated.

         Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of common stock subject to option would have been entitled had such option been exercised immediately preceding such merger or consolidation; but a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall cause every option outstanding hereunder to terminate, except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise.

         Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

12.      AGREEMENTS BY OPTIONEE.

         Each individual optionee shall agree:

         (a) if requested by the Company, at the time of exercise of any option, to execute an agreement stating that he is purchasing the shares subject to option for investment purposes and not with a view to the resale or distribution thereof;

         (b) to authorize the Company to withhold from his gross pay any tax which it believes is required to be withheld with respect to any benefit under the Plan, and to hold as security for the amount to be withheld any property otherwise distributable to the optionee under the Plan until the amounts required to be withheld have been so withheld.

13.      RIGHTS AS A SHAREHOLDER.

         The optionee shall have no rights as a stockholder with respect to any shares of common stock of the Company held under option until the date of issuance of the stock certificates to him for such shares.

14.      EFFECTIVE DATE.

         The Plan was effective as of September 1, 1992, upon approval by the holders of a majority of the shares of outstanding capital stock present at the December 17, 1992 annual meeting of the Company's stockholders. The Plan was amended by the board of directors on August 29, 1997, and amended and restated by the board of directors on March 10, 1997.

15.      AMENDMENTS.

         (a) The board of directors may, from time to time, alter, suspend or terminate the Plan, or alter or amend any and all option agreements granted thereunder but only for one or more of the following purposes:

                  (1) to modify the administrative provisions of the Plan or options; or

                  (2) to make any other amendment which does not materially alter the intent or benefits of the Plan.



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



         (b) It is expressly provided that no such action of the board of directors may, without the approval of the stockholders, alter the provisions of the Plan or option agreements granted thereunder so as to:

                  (1) increase the maximum number of shares as to which options may be granted under the Plan either to all persons participating in the Plan or to any one such person;

                  (2) decrease the option price applicable to any options granted under the Plan, provided, however, that the provisions of this clause (2) shall not prevent the granting, to any person holding an option under the Plan, of additional options under the Plan exercisable at a lower option price; or

                  (3) alter any outstanding option agreement to the detriment of the optionee, without his consent.

16.      EMPLOYMENT OBLIGATION.

         The granting of any option under this Plan shall not impose upon the Company any obligation whatsoever to employ or to continue to employ any optionee, and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him under the Plan.

17.      VES OPTIONS.

         In order to carry out the terms of (i) the Combination Agreement dated May 10, 1996, between the Company and Veritas Energy Services Inc. ("VES") which was approved by the Company's stockholders at a special meeting held on August 20, 1996 and (ii) the Plan of Arrangement under Part 15 of the Business Corporations Act (Alberta) relating to the combination of the Company and VES which, pursuant to an interim order of the Court of Queen's Bench of Alberta date July 18, 1996, was approved at special meetings of VES optionholders and shareholders held August 20, 1996, this Plan shall include under its terms each of the options (the "VES Options") outstanding on the Effective Date (as defined in the Combination Agreement) (which includes all outstanding options granted under VES' Stock Option Plan for Directors, Officers and Key Employees (the "VES Option Plan")) without any further action on the part of any holder thereof (each a "VES Optionholder"). Effective as of the Effective Time, each VES Option will be exercisable to purchase that number of shares of the Company's common stock determined by multiplying the number of VES common shares (the "VES Common Shares") subject to such VES Option at the Effective Time by the Exchange Ratio (as defined in the Combination Agreement), at an exercise price per share of such VES Option immediately prior to the Effective Time, divided by the Exchange Ratio. On the Effective Date (as defined in the Combination Agreement), such option price shall be converted into a United States dollar equivalent based on the noon spot rate of exchange of the Bank of Canada on such date. If the foregoing calculation results in an exchanged VES Option being exercisable for a fractional share of the Company's common stock, then the number of shares of the Company's common stock subject to such option will be rounded down to the nearest whole number of shares and the total exercise price for the option will be reduced by the exercise price of the fractional share. The term, exercisability, vesting schedule and all other terms and conditions of the VES Options will otherwise be unchanged and shall operate in accordance with their terms, notwithstanding anything to the contrary contained herein.





                                       B-7